Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

ADVANTAGE FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Copy to:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on December 24, 2006 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

ADVANTAGE FUNDS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Registrant, dated January 1, 2006(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Premier Value Equity Funds, dated March 1, 2006(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Premier Value Fund, a series of Dreyfus Premier Value Equity Funds, dated October 31, 2005(3); Annual Report of Dreyfus Premier Strategic Value Fund, a series of Advantage Funds, Inc., dated August 31, 2005(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A, filed December 28, 2005 (File No. 33-51061).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Dreyfus Premier Value Equity Funds, filed February 28, 2006 (File No. 33-6013).

(3)	Incorporated herein by reference to Dreyfus Premier Value Fund's Annual Report, filed December 28, 2005 (File No. 811-4688).

(4)	Incorporated herein by reference to Dreyfus Premier Strategic Value Fund's Annual Report, filed October 31, 2005 (File No. 811-7123).

DREYFUS PREMIER VALUE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Premier Value Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, normally invests at least 80% of its assets in stocks and focuses on value stocks. The Acquiring Fund has more assets and a lower total expense ratio than the Fund. In addition, the Acquiring Fund has a better long-term performance record than the Fund. The Acquiring Fund and the Fund have comparable short-term performance records. The Fund is a series of Dreyfus Premier Value Equity Funds (the "Trust"). The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

          If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and investment management policies as the Fund.

           Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a lower total expense ratio and a better long-term and comparable short-term performance record. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

          Your vote is extremely important, no matter how large or small your Fund holdings.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

December __, 2006

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER VALUE FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER STRATEGIC VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about March 16, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Premier Value Fund (the "Fund"). You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Premier Value Equity Funds (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has more assets and a lower total expense ratio than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better long-term performance record than the Fund. The Acquiring Fund and the Fund have comparable short-term performance records. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.   The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies. The Acquiring Fund seeks capital appreciation and the Fund seeks capital growth. To pursue its goal, each fund normally invests at least 80% of its assets in stocks. The Acquiring Fund, like the Fund, focuses on value stocks. Each fund invests mainly in stocks of U.S. issuers, but may invest up to 30% of its assets in foreign securities. Each fund's stock investments may include common stocks, preferred stocks, and convertible securities, including those purchased in initial public offerings. Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund's investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No.   Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets. In addition, each class of shares of the Acquiring Fund had a lower total expense ratio than the corresponding class of shares of the Fund as of July 31, 2006.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No.   No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND I VOTE?

The Trust's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has a substantially similar investment objective and investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund with a lower total expense ratio and a better long-term and comparable short-term performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Trust's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER VALUE FUND

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Premier Value Fund (the "Fund"), a series of Dreyfus Premier Value Equity Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 1, 2007, at 10:30 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on December 15, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
December __, 2006

                                                                                        WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER VALUE FUND
(A Series of Dreyfus Premier Value Equity Funds)

To and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER STRATEGIC VALUE FUND
(A Series of Advantage Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
December ___, 2006

_________________

Special Meeting of Shareholders
To Be Held on Thursday, March 1, 2007

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier Value Equity Funds (the "Trust"), on behalf of Dreyfus Premier Value Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, March 1, 2007, at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 15, 2006 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund") in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class R or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C, Class R or Class T Fund shares, respectively, as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated December ___, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have a substantially similar investment objective and investment management policies. The Fund and the Acquiring Fund each normally invest at least 80% of their respective assets in stocks and focus on value stocks. The Acquiring Fund is a series of Advantage Funds, Inc. (the "Company"). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated January 1, 2006 and Annual Report for its fiscal year ended August 31, 2006 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, and its Annual Report for the fiscal year ended October 31, 2006, please call your financial adviser, call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

          As of October 31, 2006, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class R Shares Outstanding	Class T Shares Outstanding

5,927,913	180,019	56,863	2,155,391	9,360

           Proxy materials will be mailed to shareholders of record on or about December __, 2006.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Company's Board Members	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

          The Trust's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach.     The Acquiring Fund has a substantially similar investment objective and investment management policies as the Fund. The Acquiring Fund seeks capital appreciation and the Fund seeks capital growth.

          To pursue its goal, each fund normally invests at least 80% of its assets in stocks. Each fund focuses on value stocks—that is, stocks of companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects. Each fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings. Although the funds invest mainly in stocks of U.S. issuers, each fund may invest up to 30% of its assets in foreign securities.

          The portfolio manager for the Acquiring Fund identifies potential investments through extensive quantitative and fundamental research. The Acquiring Fund focuses on individual stock selection (a "bottom-up approach"), emphasizing three key factors:

•	value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity

•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or a spin-off) that will trigger a price increase near term to midterm

          In choosing stocks, the Fund also employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500") and a long-term projected earnings growth rate greater than or equal to that of the S&P 500. The portfolio managers for the Fund select stocks based on:

•	value, or how a stock is priced relative to its perceived intrinsic worth

•	growth, in this case the sustainability or growth of earnings or cash flow

•	financial profile, which measures the financial health of the company

          The Acquiring Fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Acquiring Fund also may sell stocks when the portfolio manager's evaluation of a sector has changed. Similarly, the Fund typically sells a stock when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

          The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. At times, the Acquiring Fund may engage in other hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

          The Fund is permitted to engage in leverage, such as borrowing money to purchase securities. The Acquiring Fund is not permitted to engage in such leverage.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

          The Acquiring Fund is diversified, which means that with respect to 75% of its total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Fund is not diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information.

          The Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. See "Certain Organizational Differences Between the Trust and the Company" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Value stock risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. A security's market value also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•	Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the relevant fund's volatility.

•	IPO risk. Each fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Leveraging risk. (Fund only) To the extent the Fund uses leverage, such as borrowing money to purchase securities or engaging in reverse repurchase agreements, its gains or losses will be magnified.

•	Non-diversification risk. (Fund only) The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund's after-tax performance.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of July 31, 2006. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of July 31, 2006, as adjusted showing the effect of the Reorganization had it occurred on such date. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets. In addition, each class of shares of the Acquiring Fund have a lower total expense ratio than the corresponding class of shares of the Fund based on expenses of the funds as of July 31, 2006. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	none	none	none
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.25%	0.20%	0.17%

Total	1.25%	1.20%	1.17%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.34%	0.18%	0.18%

Total	2.09%	1.93%	1.93%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.39%	0.15%	0.14%

Total	2.14%	1.90%	1.89%

	Fund Class R	Acquiring Fund Class R	Pro Forma After Reorganization Acquiring Fund Class R
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.42%	0.15%	0.15%

Total	1.17%	0.90%	0.90%

	Fund Class T	Acquiring Fund Class T	Pro Forma After Reorganization Acquiring Fund Class T
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	0.25%	0.25%	0.25%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.59%	0.12%	0.12%

Total	1.84%	1.37%	1.37%

____________________

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Class T Shares*

1 Year	$695	$612/	$317/	$119	$628
		$212	$217

3 Years	$949	$955/	$670/	$372	$1,003
		$655	$670

5 Years	$1,222	$1,324/	$1,149/	$644	$1,401
		$1,124	$1,149

10 Years	$1,999	$2,008/**	$2,472/	$1,420	$2,511**
		$2,008**	$2,472

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Class T Shares*

1 Year	$690	$596/	$293/	$92	$583
		$196	$193

3 Years	$934	$906/	$597/	$287	$864
		$606	$597

5 Years	$1,197	$1,242/	$1,026/	$498	$1,166
		$1,042	$1,026

10 Years	$1,946	$1,890/**	$2,222/	$1,108	$2,022**
		$1,890**	$2,222

	Pro Forma After Reorganization Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Class T Shares*

1 Year	$687	$596/	$292/	$92	$583
		$196	$192

3 Years	$925	$906/	$594/	$287	$864
		$606	$594

5 Years	$1,182	$1,242/	$1,021/	$498	$1,166
		$1,042	$1,021

10 Years	$1,914	$1,875**/	$2,212/	$1,108	$2,022**
		$1,875**	$2,212

*	With redemption/without redemption.
**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown for Class A shares of the Fund and of the Acquiring Fund would have been lower. The table for the Fund compares the average annual total returns of each of the Fund's shares classes to those of the Russell 1000 Value Index, a broad measure of value stock performance. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund's share classes also to those of the Russell 1000 Value Index. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

           After-tax performance is shown only for Class A shares. After-tax performance of each fund's other shares classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+38.91	+21.55	+9.98	+8.14	+21.39	-2.50	-26.81	+43.54	+17.59	+8.26

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q2 '03 Q3 '02	+19.26% -23.95%

The year-to-date total return of the Acquiring Fund's Class A shares as of 9/30/06 was +9.93%.

Acquiring Fund Shares
Average annual total returns as of 12/31/05

Share class/ inception date	1 Year	5 Years	10 Years (or since inception)
Class A (9/29/95)
returns before taxes	2.02%	4.21%	11.60%

Class A
returns after taxes on
distributions	0.32%	3.67%	9.66%

Class A
returns after taxes on
distributions and sale of
fund shares	2.34%	3.39%	9.13%

Class B (5/30/01)
returns before taxes	3.45%	--	5.29%

Class C (5/30/01)
returns before taxes	6.51%	--	5.67%

Class R (5/30/01)
returns before taxes	8.45%	--	6.41%

Class T (5/30/01)
returns before taxes	3.05%	--	4.84%

Russell 1000
Value(R)Index
reflects no deduction for
fees, expenses or taxes	7.05%	5.28%	10.94%*

_________________

* Based on life of Class A. For the period 5/30/01 through 12/31/05, the average annual total return of the Russell 1000 Value Index was 5.70%. For comparative purposes, the value of the index on 5/31/01 is used as the beginning value on 5/30/01.

Fund—Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+18.09	+16.37	+11.07	+7.57	+5.37	-8.09	-17.38	+26.61	+12.42	+8.69

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q2 '03 Q3 '02	+17.68% -18.03%

The year-to-date total return of the Fund's Class A shares as of 9/30/06 was +9.81%.

Fund Shares
Average annual total returns as of 12/31/05

Share class/ inception date	1 Year	5 Years	10 Years (or since inception)
Class A (10/16/86)
returns before taxes	2.46%	2.06%	6.71%*

Class A
returns after taxes on
distributions	-0.89%	1.01%	4.38%*

Class A
returns after taxes on
distributions and sale of
fund shares	4.48%	1.44%	4.61%*

Class B (1/15/93)
returns before taxes	4.22%	2.07%	6.85%*+

Class C (9/1/95)
returns before taxes	6.89%	2.38%	6.49%*

Class R (9/1/95)
returns before taxes	8.80%	2.93%	7.10%*

Class T (3/1/00)
returns before taxes	3.17%	1.40%	3.45%

Russell 1000
Value(R)Index
reflects no deduction for
fees, expenses or taxes	7.05%	5.28%	10.94%*

_________________

* Reflects 10-year period ended 12/31/05. For the period 3/1/00 through 12/31/05, the average annual total return of the Russell 1000 Value Index was 7.75%. For comparative purposes, the value of the index on 2/29/00 is used as the beginning value on 3/1/00.

+ Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $___ billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $___ trillion in assets under management, administration or custody, including $__billion under management.

           Primary Portfolio Managers. Brian C. Ferguson has been the Acquiring Fund's primary portfolio manager since September 2003, and has been an employee of Dreyfus since April 2001. Mr. Ferguson has been employed by The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, since 1997 and serves as Chairman of the TBCAM Large Cap Value Team. Investment decisions for the Fund have been made, since October 2004, by a committee of portfolio managers that comprise the TBCAM Large Cap Value Team. In addition to Mr. Ferguson, the other committee members, each of whom is also an employee of Dreyfus, are William E. Costello, Robert J. Eastman, J. David Macey and John C. Bailer.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Trust, each fund has different Board members. None of the Board members of the Company or the Trust is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund or the Fund ("Independent Board Members"). For a description of the Company's Board members, see Exhibit B.

           Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization. The Fund and the Acquiring Fund have each classified their shares into five classes – Class A, Class B, Class C, Class R and Class T. The following table sets forth as of October 31, 2006 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$121,758,878	$263,208,659	$384,967,537
Net asset value per
share	$20.54	$32.43	$32.43
Shares outstanding	5,927,913	8,117,184	11,871,711

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$3,456,089	$14,878,610	$18,334,699
Net asset value per
share	$19.20	$31.20	$31.20
Shares outstanding	180,019	476,932	587,713

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$1,072,617	$23,640,813	$24,713,430
Net asset value per
share	$18.86	$31.22	$31.22
Shares outstanding	56,863	757,196	791,547

	Fund Class R	Acquiring Fund Class R	Pro Forma After Reorganization Acquiring Fund Class R
Total net assets	$42,985	$1,923,693	$1,966,678
Net asset value per
share	$19.94	$32.48	$32.48
Shares outstanding	2,155,391	59,235	60,558

	Fund Class T	Acquiring Fund Class T	Pro Forma After Reorganization Acquiring Fund Class T
Total net assets	$185,970	$4,992,310	$5,178,280
Net asset value per
share	$19.87	$31.66	$31.66
Shares outstanding	9,360	157,670	163,544

          The Acquiring Fund's and the Fund's total net assets (attributable to Class A, Class B, Class C, Class R and Class T shares) as of October 31, 2006 were approximately $308.6 million and $126.5 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Shareholder Guide – Buying shares," "Services for Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares, and 0.25% of the value of the average daily net assets of Class T shares, to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time it will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan—Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, their distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B, Class C and Class T shares for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Shareholder Guide—Selling shares," "Instructions for Regular Accounts" and "Instructions for IRAs" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Trust and the Company. The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders meeting. The Company's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

           Shareholder Liability. Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, the Company's By-Laws and the Maryland Code, and the Fund, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Trust and the Company have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Trust's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a lower total expense ratio and a better long-term and comparable short-term performance record, without diluting such shareholders' interests. As of October 31, 2006, the Fund had net assets of approximately $__ million and the Acquiring Fund had net assets of approximately $___ million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Boards of the Trust and the Company, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on March 16, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Guide—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will represent shares of the Acquiring Fund distributed to the Fund's shareholders of record.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $____, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $______.

          If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class R and Class T shares for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-06013).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of October 31, 2006, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Fund:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class B

Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	13.31%	___%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.65%	___%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.73%	___%

Citigroup Global Markets Inc. Mutual Fund Processing Dept. 333 West 34th Street New York, NY 10001-2402	5.87%	___%

First Clearing LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	5.28%	___%

American Enterprise Investment P.O. Box 9446 Minneapolis, MN 55440-9446	5.01%	___%

Class C

Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	36.23%	___%

UBS Financial Services, Inc. FBO HP Marketing Corporation 16 Chapin Road Pine Brook, NJ 07058-9718	12.10%	___%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.36%	___%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.48%	___%

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	5.68%	___%

First Clearing LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	5.09%	___%

Class R

Dreyfus Trust Company, Custodian Katherine B. Carter Under 403(B)7 Plan 76 Main Road South Hampden, ME 04444-1303	36.07%	___%

Dreyfus Trust Company, Custodian Gayle Striar Herman Under 403(B)7 Plan 18 Mohegan Place New Rochelle, NY 10804-1510	27.92%	___%

Dreyfus Trust Company, Custodian Rhonda Fischman Under 403(B)7 Plan 881 Carol Court Woodmere, NY 11598-1510	25.30%	___%

Fifth Third Bank FBO Pierce Jo A. SDI P.O. Box 3385 Cincinnati, OH 45263-0001	9.45%	___%

Class T

Raymond James & Associates Inc. FBO Hulten IRA 8800 Carillon Parkway St. Petersburg, FL 33716-1100	16.23%	___%

MG Trust Company, Custodian FBO Goldin Peiser & Peiser LLP Safe Harbor 401(k) Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	12.78%	___%

Janney Montgomery Scott LLC Joann M. Shaffer 1801 Market Street Philadelphia, PA 19103-1628	11.21%	___%

MG Trust Company, Custodian FBO Of North TX PA 401K PSP 700 17th Street, Suite 300 Denver, CO 80202-3531	9.19%	___%

MG Trust Company, Custodian Pearson & Price PLLC 401K Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	8.91%	___%

NFS LLC FEBO Premiere Select Retirement Plan 24610 Detroit Road Teal Place Suite 2000 Cleveland, OH 44145-2543	8.04%	___%

Scott & Stringfellow, Inc. 909 East Main Street Richmond, VA 23219-3002	6.79%	___%

Raymond James & Associates Inc. FBO Edwards IRA 880 Carillon Parkway St. Petersburg, FL 33716-1100	5.66%	___%

          As of October 31, 2006, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A

Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	10.08%	___%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.35%	___%

UMB Bank NA 1 S.W. Security Benefit Place Topeka, KS 66636-0001	7.66%	___%

Great West Life 8515 E. Orchard Road Englewood, CO 80111-5002	5.06%	___%

Class B

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	19.45%	___%

Pershing LLC Pershing Division - Transfer Department P.O. Box 2052 Jersey City, NJ 07303-2052	15.60%	___%

Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.96%	___%

Class C

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.42%	___%

Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.64%	___%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.82%	___%

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	6.75%	___%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	5.00%	___%

Class R

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	36.96%	___%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.46%	___%

Counsel Trust FBO Rhodes Financial Services, Inc. 401(k) Plan 235 St. Charles Way York, PA 17402-4693	17.66%	___%

Wells Fargo Investments LLC 608 Second Avenue South Minneapolis, MN 55479-0001	5.99%	___%

Class T

Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104-2999	55.61%	___%

Mitra & Co. Exp C/O M&I Trust 11270 West Park Place Suite 400 Milwaukee, WI 53224-3623	26.35%	___%

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

          As of October 31, 2006, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended October 31, 2006 and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2006 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Trust's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 5, 2006 (the "Agreement"), between DREYFUS PREMIER VALUE EQUITY FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER VALUE FUND (the "Fund"), and ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER STRATEGIC VALUE FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                1.     THE REORGANIZATION.

                 1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                 2.     VALUATION.

                2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

                2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                3.     CLOSING AND CLOSING DATE.

                3.1     The Closing Date shall be March 16, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                4.     REPRESENTATIONS AND WARRANTIES.

                4.1     The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

                     (a)      The Fund is a duly established series of the Trust, a a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                     (b)      The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Trust Agreement"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

                     (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                     (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                     (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended October 31, 2005 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                      (h)      Since October 31, 2005, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                     (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (j)      For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                     (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                     (m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (n)      The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                4.2     The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

                     (a)      The Acquiring Fund is a duly established series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                     (b)      The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                     (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended August 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                      (g)      Since August 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                     (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                      (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     (m)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                      (n)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

                5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                5.2     The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

                5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Company, on behalf of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                5.7     The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

                6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                6.1     All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

                6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                7.1     All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

                8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                      (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                9.      TERMINATION OF AGREEMENT; EXPENSES.

                9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or Trust, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

                10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Trust or of the Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

                11.     MISCELLANEOUS.

                11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

                11.4     This Agreement may be amended only by a signed writing between the parties.

                11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Trust Agreement or Company's Charter; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER VALUE EQUITY FUNDS, on behalf of Dreyfus Premier Value Fund By: Stephen E. Canter, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Premier Strategic Value Fund By: Stephen E. Canter, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE COMPANY'S BOARD MEMBERS

           Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.(1)

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63) Chairman of the Board (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Levcor International, Inc., an apparel fabric
   processor, Director
Century Business Services, Inc., a provider of
   outsourcing functions for small and medium
   size companies, Director
The Newark Group, a provider of a national
   market of paper recovery facilities, paperboard
   mills and paperboard converting plants,
   Director
Sunair Services Corporation, engaging in the
   design, manufacture and sale of high frequency
   systems for long-range voice and data
   communications, as well as providing certain
   outdoor-related services to homes and
businesses, Director

Peggy C. Davis (63) Board Member (2006)	Shad Professor of Law, New York
   University School of Law (1983 -
   present)
Writer and teacher in the fields of
   evidence, constitutional theory,
   family law, social sciences and the
   law, legal process and professional
methodology and training	None

David P. Feldman (67) Board Member (1996)	Corporate Director and Trustee	BBH Mutual Funds Group (11 funds), Director The Jeffrey Company, a private investment company, Director QMED, a medical device company, Director

James F. Henry (75) Board Member (2006)	President, The International Institute
   for Conflict Prevention and
   Resolution, a non-profit
   organization principally engaged
   in the development of alternatives
   to business litigation (Retired
   2003)
Advisor to The Elaw Forum, a
   consultant on managing corporate
   legal costs
Advisor to John Jay Homestead (the
   restored home of the first U.S.
   Chief Justice)
Individual Trustee of several trusts	Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

Ehud Houminer (66) Board Member (1993)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman Explore Charter School, Brooklyn, NY, Chairman

Dr. Paul A. Marks (80) Board Member (2006)	President, Emeritus (2000-Present) and President and Chief Executive Officer of Memorial Sloan- Kettering Cancer Center (Retired 1999)	Pfizer, Inc., Director-Emeritus
Lazard Freres & Company, LLC, Senior Adviser
Armgo Start-Up Biotech, Director
Nanoviricide, Director
PTC, Scientific Advisory Board Member
IKONYSIS, Scientific Advisory Board Member

Gloria Messinger (77) Board Member (1993)	Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc. Consultant in Intellectual Property	Theater for a New Audience, Inc., Director Brooklyn Philharmonic, Director

Dr. Martin Peretz (67) Board Member (2006)	Editor-in-Chief of The New Republic Magazine Lecturer in Social Studies at Harvard University (1965-2001) Co-Chairman of TheStreet.com, a financial daily on the web	American Council of Trustees and Alumni,
   Director
Pershing Square Capital Management, Member of
   Board of Advisers
Montefiore Investments, General Partner
Harvard Center for Blood Research, Trustee
Bard College, Trustee
Board of Overseers of YIVO Institute for Jewish
Research, Chairman

Anne Wexler (76) Board Member (1996)	Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs	Wilshire Mutual Funds (5 funds), Director Methanex Corporation, a methanol production company, Director Member of the Council of Foreign Relations Member of the National Park Foundation

__________________

(1)	None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

DREYFUS PREMIER VALUE FUND

          The undersigned shareholder of Dreyfus Premier Value Fund (the "Fund"), a series of Dreyfus Premier Value Equity Funds (the "Trust"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 15, 2006, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:30 a.m., on Thursday, March 1, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

           3.   TELEPHONE: Call 1-888-[221-0697] and follow the simple instructions.

           4.   INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

          5.    MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope

______________________________
Signature(s)            (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund as a series of the Trust.

               FOR                      AGAINST                     ABSTAIN
/_/ /_/ /_/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December __, 2006

Acquisition of the Assets of

DREYFUS PREMIER VALUE FUND
(A Series of Dreyfus Premier Value Equity Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER STRATEGIC VALUE FUND
(A Series of Advantage Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December __, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Value Fund (the "Fund"), a series of Dreyfus Premier Value Equity Funds (the "Trust"), in exchange for Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), a series of Advantage Funds, Inc. (the "Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2006.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2006.

3.	The Fund's Annual Report for the fiscal year ended October 31, 2005.

4.	The Fund's Semi-Annual report for the six-month period ended April 30, 2006.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of August 31, 2006.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated December __, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated January 1, 2006 is incorporated herein by reference to the Company's Post-Effective Amendment No. 65 to its Registration Statement on Form N-1A, filed December 28, 2006 (File No. 33-51061). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2006, filed October 27, 2006.

          The Fund's Statement of Additional Information dated March 1, 2006 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed February 28, 2006 (File No. 33-06013). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended October 31, 2005, filed December 28, 2005.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus Premier Strategic Value Fund
August 31, 2006                                          Shares                                       Value ($)
                                     ----------------------------------------------------------------------------------------
                                     Dreyfus Premier     Dreyfus        Proforma     Dreyfus Premier    Dreyfus      Proforma
                                        Strategic        Premier        Combined       Strategic        Premier      Combined
                                        Value Fund      Value Fund        (*)          Value Fund     Value Fund      (*)
Common Stocks--99.3%
---------------------------------------------------------------------------------------------------------------------------------
Banking--10.8%
Countrywide Financial                    25,300          11,100           36,400          855,140        375,180       1,230,320
Freddie Mac                              69,400          31,000          100,400        4,413,840      1,971,600       6,385,440
MGIC Investment                          46,000          20,300           66,300        2,662,020      1,174,761       3,836,781
PMI Group                               109,500          46,200          155,700        4,734,780      1,997,688       6,732,468
PNC Financial Services Group             36,800          16,500           53,300        2,605,072      1,168,035       3,773,107
SunTrust Banks                           33,800          14,600           48,400        2,582,320      1,115,440       3,697,760
U.S. Bancorp                             98,300          42,900          141,200        3,152,481      1,375,803       4,528,284
Wachovia                                108,000          47,500          155,500        5,900,040      2,594,925       8,494,965
Washington Mutual                        78,700          36,200          114,900        3,296,743      1,516,418       4,813,161
                                                                                       30,202,436     13,289,850      43,492,286
Consumer Discretionary--10.7%
Clear Channel Communications            159,000          73,100          232,100        4,617,360      2,122,824       6,740,184
CSK Auto                                 30,500 a        14,100 a         44,600          349,835        161,727         511,562
Gap                                     171,300          75,800          247,100        2,879,553      1,274,198       4,153,751
Johnson Controls                         45,000          20,400           65,400        3,236,850      1,467,372       4,704,222
Liberty Global, Ser. C                   82,814 a        38,073 a        120,887        1,911,347        878,725       2,790,072
Limited Brands                           54,300          24,100           78,400        1,397,139        620,093       2,017,232
Marriott International, Cl. A            37,600          16,700           54,300        1,416,016        628,922       2,044,938
McDonald's                              117,500          50,700          168,200        4,218,250      1,820,130       6,038,380
News, Cl. A                             107,400          42,200          149,600        2,043,822        803,066       2,846,888
NIKE, Cl. B                              13,300           5,800           19,100        1,074,108        468,408       1,542,516
Omnicom Group                            49,500          19,800           69,300        4,327,290      1,730,916       6,058,206
OSI Restaurant Partners                  30,600          13,700           44,300          947,682        424,289       1,371,971
Polo Ralph Lauren                        18,400           6,500           24,900        1,085,416        383,435       1,468,851
Wyndham Worldwide                        15,820 a         7,260 a         23,080          462,893        212,428         675,321
                                                                                       29,967,561     12,996,533      42,964,094
Consumer Staples--6.8%
Altria Group                             87,100          41,100          128,200        7,275,463      3,433,083       10,708,546
Colgate-Palmolive                        47,100          19,700           66,800        2,819,406      1,179,242        3,998,648
Dean Foods                               63,300 a        27,500 a         90,800        2,507,946      1,089,550        3,597,496
Kraft Foods, Cl. A                       42,000          18,300           60,300        1,424,220        620,553        2,044,773
Procter & Gamble                         83,900          30,100          114,000        5,193,410      1,863,190        7,056,600
                                                                                       19,220,445      8,185,618       27,406,063
Energy--9.9%
Cameron International                    31,400 a        14,400 a         45,800        1,504,374        689,904        2,194,278
Chesapeake Energy                        68,700          30,000           98,700        2,168,859        947,100        3,115,959
Chevron                                 100,678          43,500          144,178        6,483,663      2,801,400        9,285,063
ConocoPhillips                          108,200          49,900          158,100        6,863,126      3,165,157       10,028,283
Exxon Mobil                              54,240          17,600           71,840        3,670,421      1,190,992        4,861,413
Halliburton                              43,900          18,900           62,800        1,432,018        616,518        2,048,536
Marathon Oil                             30,800          13,100           43,900        2,571,800      1,093,850        3,665,650
Noble Energy                             27,800          12,100           39,900        1,373,876        597,982        1,971,858
Valero Energy                            34,700          15,100           49,800        1,991,780        866,740        2,858,520
                                                                                       28,059,917     11,969,643       40,029,560
Financial--19.0%
American International Group             63,829          28,727           92,556        4,073,567      1,833,357        5,906,924
AON                                      59,800          26,000           85,800        2,067,286        898,820        2,966,106
Bank of New York                         67,900          30,900           98,800        2,291,625      1,042,875        3,334,500
Capital One Financial                    70,700          32,100          102,800        5,168,170      2,346,510        7,514,680
Chubb                                   115,100          48,300          163,400        5,773,416      2,422,728        8,196,144
Citigroup                                53,514                           53,514        2,640,916                       2,640,916
Genworth Financial, Cl. A               116,500          53,170          169,670        4,011,095      1,830,643        5,841,738
Goldman Sachs Group                       9,100           3,800           12,900        1,352,715        564,870        1,917,585
Janus Capital Group                      69,500          31,100          100,600        1,235,710        552,958        1,788,668
JPMorgan Chase & Co.                    223,876          94,872          318,748       10,222,178      4,331,855       14,554,033
Lincoln National                         46,800          15,200           62,000        2,840,760        922,640        3,763,400
MBIA                                     23,200          10,000           33,200        1,429,816        616,300        2,046,116
Merrill Lynch & Co.                      72,400          32,300          104,700        5,323,572      2,375,019        7,698,591
MetLife                                  25,600          11,900           37,500        1,408,768        654,857        2,063,625
Morgan Stanley                           37,600          17,300           54,900        2,473,704      1,138,167        3,611,871
Realogy                                  19,775 a         9,100 a         28,875          423,185        194,740          617,925
UnumProvident                            79,400          36,600          116,000        1,504,630        693,570        2,198,200
                                                                                       54,241,113     22,419,909       76,661,022
Health Care--10.2%
Abbott Laboratories                      60,000          28,300           88,300        2,922,000      1,378,210        4,300,210
Advanced Medical Optics                  29,300 a        12,800 a         42,100        1,410,795        616,320        2,027,115
Amgen                                    23,600 a         8,600 a         32,200        1,603,148        584,198        2,187,346
Baxter International                     32,900          14,300           47,200        1,460,102        634,634        2,094,736
Cephalon                                 22,100 a        10,000 a         32,100        1,260,142        570,200        1,830,342
Pfizer                                  285,000         127,900          412,900        7,854,600      3,524,924       11,379,524
Quest Diagnostics                        25,000          11,500           36,500        1,607,000        739,220        2,346,220
Thermo Electron                          87,600 a        32,300 a        119,900        3,433,920      1,266,160        4,700,080
WellPoint                                40,900 a        17,500 a         58,400        3,166,069      1,354,675        4,520,744
Wyeth                                    81,400          37,200          118,600        3,964,180      1,811,640        5,775,820
                                                                                       28,681,956     12,480,181       41,162,137
Industrial--7.8%
3M                                       39,700          17,000           56,700        2,846,490      1,218,900        4,065,390
Avery Dennison                           23,400           9,900           33,300        1,449,396        613,206        2,062,602
Eaton                                    12,900                           12,900          857,850                         857,850
Emerson Electric                         25,200          11,200           36,400        2,070,180        920,080        2,990,260
Empresa Brasileira de
      Aeronautica, ADR                   26,320          11,700           38,020        1,015,952        451,620        1,467,572
GATX                                     32,700          14,600           47,300        1,213,497        541,806        1,755,303
Lockheed Martin                          17,700           7,900           25,600        1,462,020        652,540        2,114,560
Mueller Water Products, Cl. A            28,860          13,260           42,120          490,620        225,420          716,040
Navistar International                   83,500 a        35,600 a        119,100        1,915,490        816,664        2,732,154
Tyco International                       78,500          45,600          124,100        2,052,775      1,192,440        3,245,215
Union Pacific                            35,500          15,200           50,700        2,852,425      1,221,320        4,073,745
United Technologies                      23,300           8,900           32,200        1,461,143        558,119        2,019,262
US Airways Group                         51,800 a        23,300 a         75,100        2,188,550        984,425        3,172,975
                                                                                       21,876,388      9,396,540       31,272,928
Information Technology--11.5%
Accenture, Cl. A                         53,600          19,700           73,300        1,589,776        584,302        2,174,078
Automatic Data Processing                59,100          25,100           84,200        2,789,520      1,184,720        3,974,240
Cisco Systems                           301,800 a       131,000 a        432,800        6,636,582      2,880,690        9,517,272
Fiserv                                   44,100 a        13,300 a         57,400        1,947,897        587,461        2,535,358
Hewlett-Packard                         121,700          53,200          174,900        4,449,352      1,944,992        6,394,344
Intel                                   144,500          61,800          206,300        2,823,530      1,207,572        4,031,102
International Business Machines          17,900           7,800           25,700        1,449,363        631,566        2,080,929
Microsoft                               157,700          65,400          223,100        4,051,313      1,680,126        5,731,439
NCR                                      70,600 a        29,600 a        100,200        2,456,174      1,029,784        3,485,958
Sun Microsystems                        568,400 a       247,500 a        815,900        2,836,316      1,235,025        4,071,341
Take-Two Interactive Software            80,300 a        35,700 a        116,000          979,660        435,540        1,415,200
Tellabs                                  67,500 a        29,100 a         96,600          687,825        296,529          984,354
                                                                                       32,697,308     13,698,307       46,395,615
Materials--3.6%
Air Products & Chemicals                 20,300           9,500           29,800        1,345,687        629,755        1,975,442
Alcoa                                    28,200          11,800           40,000          806,238        337,362        1,143,600
Martin Marietta Materials                52,600          23,000           75,600        4,332,136      1,894,280        6,226,416
Mosaic                                   80,400 a        35,500 a        115,900        1,305,696        576,520        1,882,216
Phelps Dodge                              8,700           3,700           12,400          778,650        331,150        1,109,800
Smurfit-Stone Container                 128,300 a        57,200 a        185,500        1,461,337        651,508        2,112,845
                                                                                       10,029,744      4,420,575       14,450,319
Telecommunication Services--5.3%
Alltel                                   19,600           8,800           28,400        1,062,516        477,048        1,539,564
AT & T                                  335,900         153,000          488,900       10,456,567      4,762,890       15,219,457
BellSouth                                62,000          28,300           90,300        2,524,640      1,152,376        3,677,016
Windstream                               54,251          23,208           77,459          716,113        306,346        1,022,459
                                                                                       14,759,836      6,698,660       21,458,496
Utilities--3.7%
Constellation Energy Group               25,000          11,300           36,300        1,502,250        679,017        2,181,267
Entergy                                  18,100           8,400           26,500        1,405,465        652,260        2,057,725
Exelon                                   34,100          15,700           49,800        2,079,418        957,386        3,036,804
NRG Energy                              105,500 a        45,300 a        150,800        5,342,520      2,293,992        7,636,512
                                                                                       10,329,653      4,582,655       14,912,308
Total Common Stocks
      (cost $244,971,850 and $104,425,814 respectively)                               280,066,357    120,138,471      400,204,828

Other Investment--.7%
Registered Investment Company;
Dreyfus Institutional Preferred
      Plus Money Market Fund
      (cost $1,470,000 and
      $1,511,000 respectively)        1,470,000 b     1,511,000 b      2,981,000        1,470,000      1,511,000        2,981,000

Total Investments --100.0%
(cost $246,441,850 and $105,936,814 respectively)                                     281,536,357    121,649,471      403,185,828

ADR - American Depository Receipts
*   Management does not anticipate having to sell any securities as a result of the Exchange.
a   Non-income producing security.
b   Investment in affiliated money market mutual fund.
Pro Forma Statement of Assets and Liabilities (Unaudited)

August 31, 2006 (Unaudited)

                                                                                                                  Dreyfus
                                                                                                              Premier Strategic
                                                                                                                Value Fund
                                                                               Dreyfus                           Pro Forma
                                                          Dreyfus          Premier Strategic                     Combined
                                                     Premier Value Fund      Value Fund        Adjustments**       (Note 1)
                                                     ------------------    -----------------   -------------  -----------------
ASSETS:  Investments in securities,
           at value - See Statement
           of Investments *
         Unaffiliated issuers                        $   120,138,471       $  280,066,357                      $   400,204,828
         Affiliated issuers                                1,511,000            1,470,000                            2,981,000
         Cash                                                  5,533                -                                    5,533
         Receivable for investment securities sold           342,748            6,269,068                            6,611,816
         Dividends and interest receivable                   203,214              498,980                              702,194
         Receivable for shares of Common
           Stock subscribed                                      377              278,311                              278,688
         Prepaid expenses                                     35,396               37,466                               72,862
                                                     ---------------       --------------      -------------   ---------------
              Total Assets                               122,236,739          288,620,182                          410,856,921
                                                     ---------------       --------------      -------------   ---------------

LIABILITIES:
         Due to the Dreyfus Corporation and
           affiliates                                $       120,961       $      290,338                             411,299
         Payable for investment securities
           purchased                                         559,936            3,710,371                           4,270,307
         Payable for shares of Common Stock
           redeemed                                           19,936              106,741                             126,677
         Cash overdraft due to Custodian                         -                 47,130                              47,130
         Accrued expenses                                     58,380              143,592                             201,972
                                                     ---------------       --------------      -------------   ---------------

               Total Liabilities                             759,213            4,298,172                           5,057,385
                                                     ---------------       --------------      -------------   ---------------

NET ASSETS                                           $   121,477,526          284,322,010                      $  405,799,536
                                                     ===============       ==============      =============   ===============

REPRESENTED BY:
         Paid-in capital                             $    92,559,159       $  236,088,337                      $   328,647,496
         Accumulated undistributed
            investment income-net                            694,087            1,472,850                            2,166,937
         Accumulated net realized gain
            (loss) on investments                         12,511,624           11,666,315                           24,177,939
         Accumulated net unrealized
            appreciation (depreciation)
            on investments                                15,712,656           35,094,508                           50,807,164
                                                     ---------------       --------------                      ---------------

NET ASSETS                                             $ 121,477,526        $ 284,322,010                       $  405,799,536
                                                     ===============       ==============                      ===============

Class A Shares (Unlimited and 100 million respectively,
  $.001 par value shares authorized)
  Net Assets                                           $ 116,111,933        $ 242,377,184                       $  358,489,117
  Shares outstanding                                       5,962,387            7,881,824        (2,187,178)        11,657,033
  Net asset value, and redemption
  price per share                                      $       19.47        $       30.75                       $        30.75
                                                     ===============       ==============                      ===============

Maximum offering price per share (net asset value
plus maximum sales charge)                             $       20.66        $       32.63                       $        32.63
                                                     ===============       ==============                      ===============

Class B Shares (Unlimited and 100 million respectively,
$.001 par value shares authorized)
  Net Assets                                           $   4,169,865        $  14,213,088                       $   18,382,953
  Shares outstanding                                         228,744              479,796           (87,961)           620,579
  Net asset value, offering price and redemption
  price per share                                      $       18.23        $       29.62                       $        29.62
                                                     ===============       ==============                      ===============

Class C Shares (Unlimited and 100 million respectively,
$.001 par value shares authorized)
  Net Assets                                           $     953,223        $  21,669,110                       $   22,622,333
  Shares outstanding                                          53,213              730,953           (21,070)           763,096
  Net asset value, offering price and redemption
  price per share                                      $       17.91        $       29.65                       $        29.65
                                                     ===============       ==============                      ===============

Class R Shares (Unlimited and 100 million respectively,
$.001 par value shares authorized)
  Net Assets                                           $      39,750         $  1,826,377                       $    1,866,127
  Shares outstanding                                           2,104               59,328              (813)            60,619
  Net asset value, offering price and redemption
  price per share                                      $       18.89         $      30.78                       $        30.78
                                                     ===============       ==============                      ===============

Class T Shares (Unlimited and 100 million respectively,
  $.001 par value shares authorized)
  Net Assets                                           $     202,755         $  4,236,251                       $    4,439,006
  Shares outstanding                                          10,754              140,994            (4,008)           147,740
  Net asset value, offering price and redemption
  price per share                                      $       18.85         $      30.05                       $        30.05
                                                     ===============       ==============                      ===============

Maximum offering price per share (net asset value
 plus maximum sales charge)                            $       19.74         $      31.47                       $       31.47
                                                     ===============       ==============                      ===============

* Investments in securities, at cost
    Unaffiliated issuers                               $   1,511,00          $  1,470,000                       $  2,981,000
                                                     ===============       ==============                      ===============

     Affiliated issuers                                $104,425,814          $244,971,849                       $ 349,397,663
                                                     ===============       ==============                     ===============

**Adjustment to reflect the exchange of shares outstanding from Dreyfus Premier
Value Fund to Dreyfus Premier Strategic Value Fund.

             See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended August 31, 2006 (Unaudited)
                                                                                                                        Dreyfus
                                                                                                                        Premier
                                                                                                                       Strategic
                                                                                     Dreyfus                           Value Fund
                                                                     Dreyfus         Premier                           Pro Forma
                                                                     Premier        Strategic                          Combined
                                                                    Value Fund     Value Fund        Adjustments (a)   (Note 1)
                                                                  -------------- --------------- ----------------    --------------
INVESTMENT INCOME:

INCOME:           Cash Dividends (net of $1,092 and $2,146
                  foreign taxes
                  withheld at source)
                  Unaffiliated issuers                             $  2,311,662    $  4,501,517                        $  6,813,179
                  Affiliated issuers                                      8,881          63,084                              71,965
                  Interest                                                6,784          78,330                              85,114
                  Income on securities lending                            3,574           5,329                               8,903
                                                                   ------------     -----------       -------------    ------------
                       Total Income                                   2,330,901       4,648,260                           6,979,161
                                                                   ------------     -----------       -------------    ------------

EXPENSES:         Management fee                                        924,765       1,848,650                           2,773,415
                  Shareholder servicing costs                           408,846         903,932                           1,312,778
                  Distribution fees                                      45,577         222,490                             268,067
                  Registration fees                                      53,997          67,008          (50,000)(b)         71,005
                  Prospectus and shareholders' reports                   42,418          65,603           (5,000)(b)        103,021
                  Custodian fees                                         19,133          25,362                              44,495
                  Professional fees                                      18,578          18,578          (35,000)(b)         36,371
                  Directors' fees and expenses                           13,645           6,974           (5,000)(b)         15,619
                  Loan Commitment fees                                      697           1,746                               2,443
                  Interest expense                                        4,031             621                               4,652
                  Miscellaneous                                           9,998          12,116           (1,500)(b)         20,604
                                                                   ------------     -----------       -------------    ------------
                       Total Expenses                                 1,575,890       3,173,080          (96,500)         4,652,470
                                                                   ------------     -----------       -------------    ------------

INVESTMENT INCOME - NET                                                 755,011       1,475,180           96,500          2,326,691
                                                                   ------------     -----------       -------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                  Net realized gain (loss) on investments            15,144,428      15,873,451                          31,017,879
                  Net unrealized appreciation (depreciation) on
                  investments                                          (719,119)     11,864,749                          11,145,630
                                                                   ------------     -----------       -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               14,425,309      27,738,200                          42,163,509
                                                                   ------------     -----------       -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ($):                                          $ 15,180,320     $29,213,380       $     96,500    $  44,490,200
                                                                   ============    ============       ============    =============

(a)  Merger related expenses are excluded.
(b)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.

             See notes to unaudited pro forma financial statements.

Dreyfus Premier Strategic Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

          At special meetings of the Board held on December 5, 2006 and November 8, 2006, the Board of Trustees/Directors of Dreyfus Premier Value Equity Funds and Advantage Funds, Inc., each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Premier Value Fund (the “Fund”), the Fund will transfer all of its assets, subject to its liabilities, to Dreyfus Premier Strategic Value Fund (the “Acquiring Fund”), a series of Advantage Funds, Inc. Fund shares will be exchanged for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). Shares of the Acquiring Fund then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at August 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended August 31, 2006. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are August 31 for the Acquiring Fund and October 31 for the Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at August 31, 2006. The fund’s pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

          All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

          The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

          Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board.

NOTE 3 — Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at August 31, 2006 by Class A, Class B, Class C, Class R and Class T shares net asset value per share of the Acquiring Fund on August 31, 2006.

NOTE 4 — Pro Forma Operating Expenses:

          The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on September 1, 2005.

NOTE 5 — Federal Income Taxes:

          Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

ADVANTAGE FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-51061) (the "Registration Statement"), filed on December 17, 1998.

Item 16	Exhibits.

(1)(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement, filed on December 22, 1993, and Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement, filed on September 27, 1995, Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement, filed on April 2, 2001 and Exhibit (a)(2) of Post-Effective Amendment No. 62 to the Registration Statement, filed on June 25, 2004.

(1)(b)	Registrant's Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a)(2) and (a)(3), respectively, of Post-Effective Amendment No. 69 to the Registration Statement, filed on March 14, 2006.

(2)	Registrant's By-Laws, as amended and restated, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 69 to the Registration Statement, filed on March 14, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 69 to the Registration Statement, filed on March 14, 2006.

(6)(b)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Franklin Portfolio Associates, LLC is incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 59 to the Registration Statement, filed on December 23, 2003.

(6)(c)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and The Boston Company Asset Management, LLC is incorporated by reference to Exhibit (f)(2) of Post-Effective Amendment No. 62 to the Registration Statement, filed on June 25, 2004.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 69 to the Registration Statement, filed on March 13, 2006.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 5 to the Registration Statement, filed on September 27, 1995.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 69 to the Registration Statement, filed March 14, 2006.

(10)(b)	Distribution Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 69 to the Registration Statement, filed on March 14, 2006.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 69 to the Registration Statement, filed on March 14, 2006.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 28 to the Registration Statement, filed on February 25, 2000.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of Advantage Funds, Inc. dated January 1, 2006 are incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement, filed on December 28, 2005 (File No. 33-51061).

________________________
*	Filed herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

           As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 24th day of November, 2006.

ADVANTAGE FUNDS, INC. By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	November 24, 2006

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	November 24, 2006

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	November 24, 2006

/s/ Peggy C. Davis Peggy C. Davis	Board Member	November 24, 2006

/s/ David P. Feldman David P. Feldman	Board Member	November 24, 2006

/s/ James F. Henry James F. Henry	Board Member	November 24, 2006

/s/ Ehud Houminer Ehud Houminer	Board Member	November 24, 2006

/s/ Dr. Paul A. Marks Dr. Paul A. Marks	Board Member	November 24, 2006

/s/ Gloria Messinger Gloria Messinger	Board Member	November 24, 2006

/s/ Dr. Martin Peretz Dr. Martin Peretz	Board Member	November 24, 2006

/s/ Anne Wexler Anne Wexler	Board Member	November 24, 2006

Exhibit Index

(11)(b) (14)	Consent of Registrant’s Counsel Consent of Independent Registered Public Accounting Firm